SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November7, 1996

    Commission file number        010690
                             ____________________


                           Science Dynamics Corporation
     -------------------------------------------------------------------
      (Exact name of small business issuer as specified in its charter)

                                   Delaware
        ------------------------------------------------------------
              (State or other jurisdiction of incorporation)

                                  22-2011859
                      -------------------------------
                     (IRS Employer Identification No.)


          1919 Springdale Road, Cherry Hill, New Jersey   08003
          -----------------------------------------------------
                (Address of Principal Executive Offices)

                      (    609     )     424-0068
          -----------------------------------------------------
                     (Registrant's telephone number)

                                N.A.
    (Former name or former address, if changed since last report)

                                FORM 8-K

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to an Asset Purchase Agreement between Registrant and Innovative Communications Technology, Ltd., a Jersey, C.I. corporation ("ICT"), Registrant purchased 100% of the intellectual property of ICT for 1,500,000 shares of the authorized but unissued common stock of Registrant.

ICT is engaged principally in the business of digital communications, and the assets purchased included, but were not limited to, a Frame Relay System, a File Transfer System, and a Celerity System. The Frame Relay System enables any digital data stream (including audio and video) to be transmitted in packetized form over dedicated telephone company data circuits, thus allowing intracompany audio and video conferencing between computer users at any time.
 The File Transfer System is designed for use via satellite networks so as to enable computers to transfer data on a confidential broadcast basis to any one or multiple addresses simultaneously. This system is compatible with Windows
3.1 and Windows 95. The Celerity System design concepts are used to increase access speed to private data services and the Internet.

In conjunction with the transaction, the President of ICT, Alan C. Bashforth, agreed to and was elected President and CEO of the Registrant. Mr. Bashforth has 20 years experience in data and telephony communications. Registrant anticipates that under Mr. Bashforth's guidance, Registrant will broaden its customer base and product offerings.

For further information with respect to the Asset Purchase Agreement, reference is made to a copy of such agreement filed as Exhibit 1 to this Form 8-K.

ITEM 5.  OTHER EVENTS.

In conjunction with the Asset Purchase Agreement, Registrant agreed to sell 1,033,333 shares of Registrant's common stock in a private placement for the purpose of raising funds to offset anticipated expenditures in conjunction with the transaction and for additional working capital.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

In accordance with Item 7(a)(4), the required financial statements for the acquired business, which are impractical to provide at the time of the filing of this Form 8-K, will be filed under cover of an amended Form 8-K as soon as practicable, but not later than the sixty day period provided by the rule.

(c)     Exhibits.

1.     Asset Purchase Agreement between the Buyer (Registrant) and the Seller
(ICT) dated October 21, 1996


                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SCIENCE DYNAMICS CORPORATION


                                            /s/  Lyndon A. Keele
                                          -------------------------------
                                          By:  Lyndon A. Keele, Chairman
Dated:  November 22, 1996

                                 ASSET

                               PURCHASE

                              AGREEMENT

                               between

                   SCIENCE DYNAMICS CORPORATION

                              (Buyer)

                               and

              INNOVATIVE COMMUNICATION TECHNOLOGY

                            (Seller)

                       TABLE OF CONTENTS

1.      Definitions.                                                 1
2.      Basic Transaction.                                           3
        (a)     Purchase and Sale of Assets.                         3
        (b)     No Assumption of Liabilities.                        3
        (c)     Purchase Price.                                      3
        (d)     The Closing.                                         4
        (e)     Deliveries at the Closing.                           4
        (f)     Allocation.                                          4
3.      Representations and Warranties of the Seller.                4
        (a)     Organization of the Seller.                          4
        (b)     Authorization of Transaction.                        4
        (c)     Noncontravention.                                    4
        (d)     Title to Assets.                                     5
        (e)     Subsidiaries.                                        5
        (f)     Financial Statements.                                5
        (g)     Events Subsequent to Most Recent Fiscal Year End.    5
        (h)     Undisclosed Liabilities.                             7
        (i)     Legal Compliance.                                    7
        (j)     Tax                                                  7
        (k)     Intellectual Property.                               7
        (l)     Investment Representations.                          8
        (m)     Contracts.                                           9
        (n)     Powers of Attorney.                                  9
        (o)     Litigation.                                         10
        (p)     Guaranties.                                         10
        (q)     Certain Business Relationships With the Seller.     10
        (r)     Disclosure.                                         10
4.     Representations and Warranties of the Buyer.                 10
        (a)     Organization of the Buyer.                          10
        (b)     Authorization of Transaction.                       10
        (c)     Noncontravention.                                   10
        (d)     Securities Filings.                                 11
5.     Pre-Closing Covenants.                                       11
        (a)     General.                                            11
        (b)     Notices and Consents.                               11
        (c)     Full Access.                                        11
        (d)     Notice of Developments.                             11
        (e)     Exclusivity.                                        11
6.     Conditions to Obligation to Close.                           12
        (a)     Conditions to Obligation of the Buyer.              12
        (b)     Conditions to Obligation of the Seller.             12
7.     Termination.                                                 13
        (a)     Termination of Agreement.                           13
        (b)     Effect of Termination.                              14
8.     Indemnification.                                             14
        (a)     Survival of Representations and Warranties          14
        (b)     Reciprocal Indemnification.                         14
9.     Miscellaneous.                                               14
        (a)     Litigation Support.                                 14
        (b)     No Third-Party Beneficiaries.                       14
        (c)     Entire Agreement.                                   14
        (d)     Succession and Assignment.                          14
        (e)     Counterparts.                                       14
        (f)     Headings.                                           15
        (g)     Notices.                                            15
        (h)     Governing Law.                                      15
        (i)     Amendments and Waivers.                             15
        (j)     Severability.                                       15
        (k)     Expenses.                                           16
        (l)     Brokers'/Finders' Fees.                             16
        (m)     Construction.                                       16
        (n)     Incorporation of Exhibits and Schedules.            16
        (o)     Submission to jurisdiction.                         16
10.     Signatures.                                                 17

Exhibit A     Allocation Schedule
Exhibit B     Financial Statements

Disclosure Schedule - Exceptions to Representations and Warranties

     ASSET PURCHASE AGREEMENT

Agreement entered into on October        , 1996, by and between SCIENCE
DYNAMICS CORPORATION, a Delaware corporation ("SDC or "Buyer'), and INNOVATIVE COMMUNICATION TECHNOLOGY, a Jersey, Channel Islands corporation ("ITC" or "Seller'). The Buyer and the Seller are referred to collectively herein as the "Parties."

This Agreement contemplates a transaction in which the Buyer will purchase all of the assets of the Seller in return for common stock of the Buyer.

Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

1.     Definitions.

       "Accredited Investor" has the meaning set forth in Regulation D promulgated under the Securities Act.

       "Acquired Assets" means all right, title, and interest in and to all of the Intellectual Property of the Seller, including, goodwill associated therewith, licenses and sublicenses granted and obtained with respect thereto, and rights thereunder, remedies against infringements thereof, and rights to protection of interests therein under the laws of all jurisdictions.

       "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

       "Affiliated Group" means any affiliated group within the meaning of Code Sec. 1504(a) or any similar group defined under a similar provision of state, local, or foreign law.

       "Basis" means any past or present fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms or could, with reasonable probability, form the basis for any specified consequence.

       "Buyer" has the meaning set forth in the preface above.

       "Cash" means cash and cash equivalents (including marketable securities and short term investments) calculated in accordance with GAAP applied on a basis consistent with the preparation of the Financial Statements.

       "Closing" has the meaning set forth in  2(d) below.

       "Closing Date " has the meaning set forth in  2(d) below.

       "Code" means the Internal Revenue Code of 1986, as amended.

       "Controlled Group of Corporations"has the meaning set forth in Code Sec. 1563.

       "Disclosure Schedule" has the meaning set forth in  3 below.

       "Financial Statement" has the meaning set forth in  3(g) below.

       "GAAP" means United States generally accepted accounting principles as in effect from time to time.

       "Intellectual Property" means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (e) all computer software (including data and related documentation), (f) all other proprietary rights, and (g) all copies and tangible embodiments thereof (in whatever form or medium).

       "Knowledge" means actual knowledge after reasonable inquiry.

       "Liability" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

       "Most Recent Balance Sheet" means the balance sheet contained within the Most Recent Financial Statements.

       "Most Recent Financial Statements" has the meaning set forth in 3(g) below.

       "Most Recent Fiscal Month End" has the meaning set forth in 3(g) below.

       "Most Recent Fiscal Year End" has the meaning set forth in  3(g) below.

       "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

       "Party" has the meaning set forth in the preface above.

       "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof.

       "Process Agent" has the meaning set forth in  8(p) below.

       "Purchase Price" has the meaning set forth in  2(c) below.

       "Securities Act" means the Securities Act of 1933, as amended.

       "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

       "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for Taxes not yet due and payable [or for Taxes that the taxpayer is contesting in good faith through appropriate proceedings], (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

       "Subsidiary" means any corporation with respect to which a specified Person (or a Subsidiary thereof owns a majority of the common stock or. has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

       "Seller" has the meaning set forth in the preface above.

       "Seller Stockholder" means any person who or which holds any Seller
Shares.

       "Seller Share" means any share of the Common Stock of the Seller.

       "Tax" means any income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Sec. 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

       "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

2.     Basic Transaction.

       (a) Purchase and Sale of Assets. On and subject to the terms and conditions of this Agreement, the Buyer agrees to purchase from the Seller, and the Seller agrees to sell, transfer, convey, and deliver to the Buyer, all of the Acquired Assets at the Closing for the consideration specified below in this 2.

       (b) No Assumption of Liabilities. Seller and Buyer agree that Buyer will not assume or become responsible for any liabilities of Seller.

       (c) Purchase Price. Subject to all the terms and conditions of this Agreement, SDC agrees to issue at Closing, 1,500,000 shares of previously authorized, but unissued restricted SDC common stock (as such term is defined under the Securities Act of 1933, as amended), $.01 par value, ("SDC Shares") as consideration for the sale, transfer, conveyance, and delivery to the Buyer of the Acquired Assets.

       (d) The closing. Shall be effectuated to the extent possible by an exchange of documents, and, to the extent otherwise necessary, a further closing shall take place at the offices of SDC. Such closing shall be completed by the Parties as soon as practical after the Parties have completed their respective due diligence reviews, provided, however, that the Closing Date shall be no later than October 31, 1996.

       (e) Deliveries at the Closing. At the Closing, (i) the Seller will deliver to the Buyer the various certificates, instruments, and documents referred to in 6(a) below; (ii) the Buyer will deliver to the Seller the various certificates, instruments, and documents referred to in 6(b) below;
(iii) the Seller will execute, acknowledge (if appropriate), and deliver to the Buyer (A) assignments (including real property and Intellectual Property transfer documents) and (B) such other instruments of sale, transfer, conveyance, and assignment as the Buyer and its counsel may reasonably request;
(iv) the Buyer will execute, acknowledge (if appropriate), and deliver to the Seller such other instruments of assumption as the Seller and its counsel may reasonably request; (v) the Buyer will deliver to the Seller the consideration specified in 2(c) above.

       (f)    Allocation. The Parties agree
to allocate the Purchase Price (and all other capitalizable costs) among the Acquired Assets for all purposes (including financial accounting and tax purposes) in accordance with the allocation schedule attached hereto as Exhibit A.

3. Representations and Warranties of the Seller. The Seller represents and warrants to the Buyer that the statements contained in this 3 are correct and complete as of the date of this Agreement except as set forth in the disclosure schedule accompanying this Agreement and initialed by the Parties (the "Disclosure Schedule"). The Disclosure Schedule will be arranged in paragraph corresponding to the lettered and numbered paragraphs contained in this 3.

       (a) Organization of the Seller. The Seller is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

       (b) Authorization of Transaction. The Seller has full corporate power and authority, to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the board of directors of the Seller and the Seller Stockholders have duly authorized the execution, delivery, and performance of this Agreement by the Seller. This Agreement constitutes the valid and legally binding obligation of the Seller, enforceable in accordance with its terms and conditions.

       (c) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby (including the assignments and assumptions referred to in 2 above), will (i) violate in any material respect any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Seller is subject,
(ii) violate any provision of the charter or bylaws of any of the Seller and its Subsidiaries or (iii) conflict with, result in a material breach of, constitute a material default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any material agreement, contract, lease, license, instrument, or other arrangement to which the Seller is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets). The Seller does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement (including the assignments and assumptions referred to in 2 above).

       (d) Title to Assets. The Seller has good and marketable title to, or a valid leasehold interest in, the properties and assets used by it, located on its premises, or shown on the Most Recent Balance Sheet or acquired after the date thereof, free and clear of all Security Interests, except for properties and assets disposed of in the Ordinary Course of Business since the date of the Most Recent Balance Sheet and except for liens disclosed in the Notes to the Financial Statements. Without limiting the generality of the foregoing, the Seller has good and marketable title to all of the Acquired Assets, free and clear of any Security Interest or restriction on transfer, except for liens disclosed in the Notes to the Financial Statements and in the appendix to the Disclosure Schedule.

       (e)    Subsidiaries.   The Seller does not have any Subsidiaries.

       (f) Financial Statements. Attached hereto as Exhibit B are the following financial statements (collectively the "Financial Statements"):
(i) unaudited balance sheets and statements of income and retained earnings, and cash flows as of and for the fiscal years ended December 31, 1994 and December 31, 1995, (the "Most Recent Fiscal Year End") for the Seller;
and (ii) unaudited balance sheet and statements of income and retained earnings, and cash flows (the "Most Recent Financial Statements") as of and for the period ended September 30, 1996 (the "Most Recent Fiscal Month End") for the Seller. The Financial Statements (including the Notes thereto where applicable) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of the Seller as of such dates and the results of operations of the Seller for such periods, and are consistent with the books and records of the Seller. As soon as practical after Closing, the Seller will provide audited financial statements for the periods set forth above.

       (g)    Events Subsequent to Most Recent Fiscal Year End. Since the
Most Recent Fiscal Year End, there has not been any material adverse change in the business, financial condition, operations, results of operations of the Seller. Without limiting the generality of the foregoing, since that date.

       (i) The Seller has not sold, leased, transferred, or assigned any of its assets, tangible or intangible, of a value in excess of $1,000, other than for a fair consideration and in the Ordinary Course of Business;

       (ii) The Seller has not entered into any agreement, contract, lease, or license (or series of related agreements, contracts, leases and licenses) outside the Ordinary Course of Business;

       (iii) no party (including the Seller) has accelerated, terminated, modified, or cancelled any material agreement, contract, lease or license (or series of related agreements, contracts, leases and licenses) to which the Seller is a party or by which it is bound;

       (iv) The Seller has not permitted any Security Interest upon any of its material assets, tangible or intangible;

       (v) The Seller has not made any capital expenditure (or series of related capital expenditures) outside the Ordinary Course of Business;

       (vi) The Seller has not issued any note, bond, or other debt security or created, incurred, assumed, or guaranteed any indebtedness for borrowed money or capitalized lease obligation;

       (vii) The Seller has not delayed or postponed the payment of accounts payable and other Liabilities, other than as consistent with its Ordinary Course of Business.

       (viii) The Seller has not cancelled, compromised, waived, or released any right or claim (or series of related rights and claims in excess of $1,000) , outside the Ordinary Course of Business.

       (ix) The Seller has not granted any license or sublicense of any rights under or with respect to any Intellectual Property, except for the attached agreement with Comstream Corporation of San Diego, California;

       (x) there has been no change made or authorized in the charter or bylaws of the Seller;

       (xi) The Seller has not issued, sold, or otherwise disposed of any of its capital stock, or granted any options, warrants, or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock;

       (xii) The Seller has not experienced any material damage, destruction, or loss (whether or not covered by insurance) to its property;

       (xiii) The Seller has not made any loan to, or entered into any other transaction with, any of its directors, officers, and employees outside the Ordinary Course of Business;

       (xiv) The Seller has not entered into any employment contract or collective bargaining agreement, written or oral, or modified the terms of any existing such contract or agreement outside the Ordinary Course of Business;

       (xv) The Seller has not granted any increase in the base compensation of any of its directors, officers, and employees outside the Ordinary Course of Business;

       (xvi) The Seller has not adopted, amended, modified or terminated any bonus, profit-sharing, incentive, severance, or other plan, contract, or commitment for the benefit of any of its directors, officers, and employees (or taken any such action with respect to any other Employee Benefit Plan);

       (xvii) The Seller has not made any other change in employment terms for any of its directors, officers, and employees outside the Ordinary Course of Business;

       (xviii) The Seller has not made or pledged to make any charitable or other capital contribution.

       (xix) The Seller has not paid any amount to any third party with respect to any Liability or obligation (including any costs and expenses the Seller has incurred or may incur in connection with this Agreement and the transactions contemplated hereby) which would not constitute an Assumed Liability if in existence as of the Closing, other than accounting fees equal in amount to the usual accounting costs which would have been incurred by Seller in the Ordinary Course of Business.
(xx) The Seller has not committed to any of the foregoing; and

       (h)    Undisclosed Liabilities.  The Seller does not have any Liability

(and to the knowledge of the Seller, there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability), except for (i) Liabilities set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto), (ii) Liabilities which have arisen after the Most Recent Fiscal Month End in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law), (iii) contracts and leases disclosed in the Disclosure Schedule, and not required to be disclosed under this Agreement, (iv) Liabilities which are excluded from the definition of Assumed Liabilities, and (v) Liabilities not of a type required by generally accepted accounting principles to be reflected in a balance sheet and being assumed hereunder.

       (i) Legal Compliance. The Seller has complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply.

       (j)    Tax and Other Returns and Reports.   All Tax Returns have
been filed with the appropriate governmental agencies in all jurisdictions in which such Tax Returns are required to be filed, and all such Tax Returns properly reflect the liabilities of Seller or Taxes for the periods, property or events covered thereby. All Taxes which are called for the Tax Returns, or claimed to be due by any taxing authority from Seller, have been properly accrued or paid. The accruals for Taxes contained in the Financial Statements are adequate to cover the tax liabilities of Seller with respect to the Business as of that date and include adequate provision for all deferred taxes, and nothing has occurred subsequent to that date to make any of such accruals inadequate. Seller has not received any notice of assessment or proposed assessment.

       (k)    Intellectual Property.

       (i) The Seller owns or has the right to use pursuant to license, sublicense, agreement or permission all Intellectual Property used in the operation of the businesses of the Seller as presently conducted. Each item of Intellectual Property owned or used by the Seller immediately prior to the Closing; hereunder will be owned or available for use by the Buyer on identical terms and conditions immediately subsequent to the Closing hereunder.

       (ii) The Seller has not interfered with, infringed upon, misappropriated, otherwise come into conflict with any material Intellectual Property rights of third parties, and the Seller has never received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation. To the knowledge of the Seller and the directors and officers of the Seller, no significant competitor of the Seller has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of the Seller for commercial purposes.

       (iii) 3(k)(iii) of the Disclosure Schedule identifies each item of Intellectual Property that any third party owns and that the Seller uses pursuant to license, sublicense, agreement, or permission. The Seller has delivered to the Buyer correct and complete copies of all such licenses, sublicenses, agreements, and permissions (as amended to date). With respect to each item of Intellectual Property required to be identified in 3(k)(iii) of the disclosure Schedule;

              (A) the license, sublicense, agreement, or permission covering the item is legal, valid, binding, enforceable, and in full force and effect;

              (B) the license, sublicense, agreement, or permission will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby (subject, however, to the assignments and assumptions referred to in 2 above);

              (C) to the knowledge of the Seller, no party to the license, sublicense, agreement, or permission is in material breach or default, and no event has occurred which with notice or lapse of time would constitute a material breach or default or permit termination, modification, or acceleration thereunder;

              (D) no party to the license, sublicense, agreement, or permission has repudiated any provision thereof;

              (E) with respect to each sublicense, the representations and warranties set forth in subsections (A) through (D) above are true and correct with respect to the underlying license;

              (F) the Seller has not granted any sublicense or similar right with respect to the license, sublicense, agreement, or permission, except for the attached agreement with Comstream Corporation of San Diego, California.

       (iv) The Seller will not interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties as a result of the continued operation of its business as presently conducted and as presently proposed to be conducted.

       (l) Investment Representations. The Shares being acquired by ICT hereunder are being acquired for investment purposes only and not with a view towards resale or redistribution and no person or entity has any beneficial interest in such shares except the ICT. The Shares being acquired have not been registered under the Securities Act of 1933 as amended and ICT acknowledge and agree that they may not sell, offer, transfer, hypothecate or convey such shares except pursuant to a registration statement pursuant to the Act or an exemption therefrom. Such shares shall be issued with the following legend and shall be subject to a stock transfer order delivered by the Company to the transfer agent, such legend to be as follows:

       "The shares represented by this certificate have not been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The sale or other disposition of the shares is prohibited unless the Company receives an opinion of counsel satisfactory to the Company and its counsel that such sale or other disposition can be made without registration under the Securities Act of 1933. By acquiring the shares represented hereby the holder represents that the holder has acquired such shares for investment and that the holder will not sell or otherwise dispose of these shares without registration or other compliance with the aforesaid act and the rules and regulations thereunder."

       (m) Contracts. 3(n) of the Disclosure Schedule lists the following contracts and other agreements to which the Seller is a party:

              (i)     any agreement concerning a partnership or joint venture;

              (ii) any agreement concerning confidentiality or noncompetition, except for the attached agreement with Comstream Corporation of San Diego, California;

              (iii) any agreement involving any of the Seller Stockholders and their Affiliates (other than the Seller);

              (iv) any profit sharing, stock option, stock purchase, stock appreciation, deferred compensation, severance, or other plan or arrangement for the benefit of its current or former directors, officers, and employees which would result in liability to the Buyer;

              (v)     any collective bargaining agreement;

              (vi) any agreement under which it has advanced or loaned any amount to any of its directors, officers, and employees outside the Ordinary Course of Business;

              (vii) any agreement under which the consequences of a default or termination could have a material adverse effect on the business, financial condition, operations, results of operations of the Seller; or

              (viii) any other agreement (or group of related agreements) the performance of which involves consideration in excess of $5,000.

The Seller has delivered to the Buyer a correct and complete copy of each written agreement listed in 3(n) of the Disclosure Schedule (as amended to date) and a written summary setting forth the terms and conditions of each oral agreement referred to in 3(n) of the Disclosure Schedule. With respect to each agreement required to be disclosed hereunder: (A) the agreement is legal, valid, binding, enforceable, and in full force and effect subject to laws limiting or affecting creditors' rights generally; (B) the agreement will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby (including the assignments and assumptions referred to in
 2 above) subject to laws limiting or affecting creditors' rights generally;
(C) no party is in breach or default, in any material respect, and no event has occurred which with notice or lapse of time would constitute a material breach or default, or permit termination, modification, or acceleration, under the agreement; and (D) no party has repudiated any material provision of the agreement. With respect to verbal employment arrangements, the Disclosure Schedule shall only be required to list the name, title, base compensation, and full or part-time status of employees and those consultants currently performing active services for the Seller.


       (n) Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Seller.
       (o) Litigation. 3(r) of the Disclosure Schedule sets forth each instance in which the Seller (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge or (ii) is a party or, is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator. None of the actions, suits, proceedings, hearings' and investigations set forth in 3(r) of the Disclosure Schedule could result in any material adverse change in the business, financial condition, operations or results of operations of the Seller. The Seller has no reason to believe that any such action, suit, proceeding, hearing, or investigation may be brought or threatened against the Seller.

       (p) Guaranties. The Seller is not a guarantor or otherwise liable for any Liability or obligation (including indebtedness) of any other Person.

       (q)    Certain Business Relationships With the Seller.   None of the
Seller Stockholders and their Affiliates has been involved in any business arrangement or relationship with the Seller other than as stockholders, directors, officers and employees, within the past 12 months, and none of the Seller Stockholders and their Affiliates owns any asset, tangible or intangible, which is used in the business of any of the Seller other than miscellaneous office equipment and decorations.

       (r) Disclosure. The representations and warranties contained in this 3 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this 3 not misleading.

4.     Representations and Warranties of the Buyer.   The Buyer represents and
warrants to the Seller that the statements contained in this 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this
4), except as set forth in the Disclosure Schedule. The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this 4.

       (a) Organization of the Buyer. The Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

       (b) Authorization of Transaction. The Buyer has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions.

       (c) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby (including the assignments and assumptions referred to in 2 above), will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of its charter or bylaws or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Buyer is a party or by which it is bound or to which any of its assets is subject. The Buyer does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement (including the assignments and assumptions referred to in 2 above).

       (d) Securities Filings. Buyer has made all filings required by the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended, and such filings did not contain any material misstatement or omit to state a material fact required to make the statements therein not misleading.

5. Pre-Closing Covenants. The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

       (a) General. Each of the Parties will use its best efforts to take all action, and to do all things necessary, in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in 7 below).

       (b) Notices and Consents. The Seller will give any notices to third parties, and the Seller will use its best efforts to obtain any third party consents, that the Buyer reasonably may request in connection with the matters referred to in 3(c) above. Each of the Parties will give any notices to, make any filings with, and use its best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in 3(c) and 4(c) above.

       (c) Full Access. The Seller will permit representatives of the Buyer to have access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Seller to all premises, properties, personnel, books, records (including Tax records), contracts, and documents of or pertaining to Seller provided, however, that no activities will be carried out within Seller's premises except by prior arrangement with a representative of Seller who shall be designated for that purpose. Buyer shall use its best efforts to minimize the need to conduct on-site activities and, when they are necessary, to avoid unnecessary disruption of Seller's business and to prevent disclosure of the nature of Buyer's activities, the existence of this Agreement or the transactions contemplated hereby to Seller's customers or employees. Seller will make available to Buyer those of its employees who are reasonably necessary in order for Buyer to complete its due diligence investigations, provided that interview with such employees will be conducted at times and places approved by Seller in advance.

       (d) Notice of Developments. Each Party will give prompt written notice to the other Party of any material adverse development causing a breach of any of its own representations and warranties in 3 and 4 above. No disclosure by any Party pursuant to this 5(d), however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

       (e) Exclusivity. The Seller will not (i) solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of any capital stock or other voting securities, or any substantial portion of the assets of the Seller (including any acquisition structured as a merger, consolidation, or share exchange) or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing. The Seller will notify the Buyer immediately if any Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

6.     Conditions to Obligation to Close.

       (a) Conditions to Obligation of the Buyer. The obligation of the Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

       (i) the representations and warranties set forth in 3 above shall be true and correct in all material respects at and as of the Closing Date;

       (ii) the Seller shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

       (iii) the Seller shall have procured all of the third party consents specified in 5(b) above;

       (iv) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator, wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (C) affect adversely and materially the right of the Buyer to own the Acquired Assets and to operate the former businesses of the Seller;

       (v) the Seller shall have delivered to the Buyer a certificate to the effect that each of the conditions specified above in 6(a)(i)-(iv) is satisfied in all respects;

       (vi) The Seller and the Buyer shall have received all authorizations, consents, and approvals of governments and governmental agencies referred to in 3(c) and 4(c) above;

       (vii) all actions to be taken by the Seller in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Buyer.

       (viii) the parties acknowledge that the Buyer must obtain shareholder approval to amend its certificate of incorporation to increase the authorized capitalization of the Buyer in order to have sufficient shares to consummate this transaction. This transaction is contingent upon the obtaining of such approval, and any other shareholder approval required to consummate this transaction.

       (b) Conditions to Obligation of the Seller. The obligation of the Seller to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

       (i) the representations and warranties set forth in 4 above shall be true and correct in all material respects at and as of the Closing Date;

       (ii) the Buyer shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

       (iii) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, or charge shall be in effect);

       (iv) the Buyer shall have delivered to the Seller a certificate to the effect that each of the conditions specified above in 6(b)(i)-(iii) is satisfied in all respects;

       (v) The Seller and the Buyer shall have received all other authorizations, consents, and approvals of governments and governmental agencies referred to in 3(c) and 4(c) above;

       (vi) all actions to be taken by the Buyer in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Seller.

The Seller may waive any condition specified in this 6(b) if it executes a writing so stating at or prior to the Closing.

7.     Termination.

       (a) Termination of Agreement. Certain of the Parties may terminate this Agreement as provided below:

       (i) the Buyer and the Seller may terminate this Agreement by mutual written consent at any time prior to the Closing;

       (ii) the Buyer may terminate this Agreement by giving written notice to the Seller at any time prior to the Closing (A) in the event the Seller has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Buyer has notified the Seller of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the Closing shall not have occurred on or before October 31, 1996 by reason of the failure of any condition precedent under 6(a) hereof (unless the failure results primarily from the Buyer itself breaching any representation, warranty, or covenant contained in this Agreement); and

       (iii) the Seller may terminate this Agreement by giving written notice to the Buyer at any time prior to the Closing (A) in the event the Buyer has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Seller has notified the Buyer of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the Closing shall not have occurred on or before October 31, 1996, by reason of the failure of any condition precedent under 6(b) hereof (unless the failure results primarily from the Seller itself breaching any representation, warranty, or covenant contained in this Agreement).

       (b) Effect of Termination. If any Party terminates this Agreement pursuant to 7(a) above, all rights and obligations of the Partieshereunder shall terminate without any Liability of any Party to any other Party (except for any Lability of any Party then in breach).

8.     Indemnification.

       (a) Survival of Representations and Warranties. All of the representations of the Buyer and the Seller contained in this Agreement shall survive the Closing and continue in full force and effect thereafter for a period of two (2) years following the date of Closing (subject to any applicable statutes of limitations).

       (b) Reciprocal Indemnification. The Parties hereby agree to indemnify each other for any damages sustained by the other Party due to any material breach or misrepresentation involved in this Agreement.

9.     Miscellaneous.

       (a) Litigation Support. In the event and for so long as any Party actively is contesting or defending against any action, suit, proceedings, hearing, investigation, charge, complaint, claim, or demand in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, vent, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Seller, each of the other parties will cooperate reasonably with the contesting or defending Party and his or its counsel in the contest or defense, make available his or its personnel, and provide such testimony and access to his or its books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification therefor under 8 below).

       (b) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

       (c) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

       (d) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party; provided, however, that the Buyer may (i) assign any or all of its rights and interests hereunder to one or more of its Affiliates and (ii) designate one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases the Buyer nonetheless shall remain responsible for the performance of all of its obligations hereunder).

       (e) Counterparts. This Agreement may be executed in any number of counterparts, including counterparts transmitted by telecopier or FAX, any one of which shall constitute an original of this Agreement. When counterparts of facsimile copies have been executed by all parties, they shall have the same effect as if the signatures to each counterpart or copy were upon the same document and copies of such documents shall be deemed valid as originals. The parties agree that all such signatures may be transferred to a single document upon the request of any party.

       (f) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

       (g) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is personally delivered, sent by reputable overnight delivery service or by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to the Buyer:                          with copies to:

Lyndon A. Keele, President                Stephen M. Robinson, Esq.
Science Dynamics Corporation              172 Tuckerton Road
1919 Springdale Road                      Medford, New Jersey 08055
Cherry Hill, New Jersey, 08003


If to the Seller

Alan Bashforth, President
Innovative Communication Technology
Le Clos D'Auranche
La Rue Bel-Aire
St. Mary, Jersey, Channel Islands



Any Party may send any notice, request, demand, claim, or other communication hereunder to the recipient at the address set forth above using any other means (including personal delivery, expedite messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand other communication shall be deemed to have been duly given unless and until it actually is received by its intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other' communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

       (h) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New Jersey without giving effect to any choice or conflict of law provision or rule (whether of the State of New Jersey, or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New Jersey.

       (i) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyer and the Seller.

       (j) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

       (k) Expenses. The Buyer and the Seller will each bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

       (l) Brokers'/Finders' Fees. Each Party represents that there are no broker's or finder's fees due to any person in connection with this transaction.

       (m) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.] Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the Disclosure Schedule identifies the exception with particularity and describes the relevant facts in reasonable detail.

       (n) Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

       (o) Submission to jurisdiction. Each of the Parties submits to the jurisdiction of any state or federal court sitting in New Jersey, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court.
 Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto. Any Party may make service on the other Party by sending or delivering a copy of the process (i) to the Party to be served at the address and in the manner provided for the giving of notices in 8(h) above or (ii) to the Party to be served in care of the Process Agent at the address and in the manner provided for the giving of notices in 9(i) above. Nothing in this 9(q), however, shall affect the right of any Party to bring any action or proceeding arising out of or relating to this Agreement in any other court or to serve legal process in any other manner permitted by law or in equity.
Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or in equity.

10.    Signatures.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.


INNOVATIVE COMMUNICATION TECHNOLOGY

By: /s/ Alan Bashforth
---------------------------------
        Alan Bashforth, President



SCIENCE DYNAMICS CORPORATION

By: /s/ Lyndon A. Keele
---------------------------------
        Lyndon A. Keele, President